-

                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K

                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



                             March 2, 1999
            Date of Report (Date of earliest event reported)



                              AUTOZONE, INC.
         (Exact Name of Registrant as Specified in Its Charter)



                                 Nevada
             (State or Other Jurisdiction of Incorporation)



     1-10714                                    62-1482048
(Commission File Number)                     (I.R.S. Employer
                                             Identification No.)



            123 South Front Street, Memphis, Tennessee 38103
           (Address of Principal Executive Offices)(Zip Code)



                             (901) 495-6500
          (Registrant's Telephone Number, Including Area Code)


                             (Not applicable)
     (Former name or former address, if changed since last report.)

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Item 5. Other Events.

        On March 2, 1999, AutoZone, Inc., made the announcement attached as Exhibit 99.1 to this Current Report.


Item 7. Financial Statements and Exhibits

(c)  Exhibits


99.1 Press Release dated March 2, 1999

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AUTOZONE, INC.



Date:  March 3, 1999               By:  /s/ Robert J. Hunt
                                   -----------------------------------
                                   Robert J. Hunt
                                   Executive Vice President
                                   & Chief Financial Officer

                              EXHIBIT INDEX




99.1 Press Release dated March 2, 1999